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                                                                  Exhibit  10.7









                                  OCTEL CORP.








                                     RULES
                                     OF THE
             OCTEL CORP. NON EMPLOYEE DIRECTORS' STOCK OPTION PLAN









             Approved by the Compensation Committee on 10 May 1998










                             PRICEWATERHOUSECOOPERS
                                  9 Bond Court
                                     Leeds
                                    LS1 2SN



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THE OCTEL CORP. NON EMPLOYEE DIRECTORS' STOCK OPTION PLAN



                                    CONTENTS

1. DEFINITIONS                                                           1
2. GRANT OF OPTIONS                                                      3

     2.1 Procedure for Grant of Options                                  3
     2.2 Requirement to Issue Option Certificate                         3
     2.3 Right to Disclaim Option                                        3
     2.4 Options may not be transferred                                  4
     2.5 Modified Terms and Conditions                                   4
     2.6 Additional Requirements                                         4

3. RIGHTS OF EXERCISE                                                    4

     3.1 Earliest Date of Exercise                                       4
     3.2 Requirement to remain in Office                                 5
     3.3 Death of Option Holder                                          5
     3.4 Right to Exercise Prematurely                                   5
     3.5 Lapse of Options                                                5

4. TAKE-OVER, RECONSTRUCTION AND AMALGAMATION AND LIQUIDATION            6

     4.1 Take-over pursuant to Tender                                    6
     4.2 Voluntary Winding Up of the Company                             6
     4.3 Rollover of Options                                             6
     4.4 Meaning of "appropriate period"                                 6

5. MANNER OF EXERCISE                                                    7

     5.1 Actions Required of the Option Holder                           7
     5.2 Actions Required of the Company                                 7
     5.3 Partial Exercise                                                7

6. ISSUE OF SHARES                                                       7

     6.1 Ranking of Shares                                               7
     6.2 Admission to the New York Stock Exchange                        8

7. ADJUSTMENTS                                                           8

     7.1 General Power of Adjustment                                     8
     7.2 Requirement to Capitalise Reserves                              8
     7.3 Notification of Option Holders                                  8

8. ADMINISTRATION                                                        9

     8.1 Delivery of Notices or Documents                                9
     8.2 Copies of Shareholder Communications                            9
     8.3 Maintenance of Unissued Share Capital                           9
     8.4 Committee's Power to Administer Plan                            9
     8.5 Committee's Decisions are Final and Conclusive                  9
     8.6 Costs of Administering Plan                                     9

9. ALTERATIONS                                                          10

     9.1 Power to alter Rules                                           10
     9.2 Alteration which affects subsisting rights of Option Holders   10
     9.3 Notification to Option Holders                                 10

10.GENERAL                                                              10
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THE OCTEL CORP. NON EMPLOYEE DIRECTORS' STOCK OPTION PLAN




10.1 Termination of the Plan                                   10
10.2 No Compensation for loss of Option Rights                 10
10.3 Governing Law                                             10
11.  DISCRETION TO PAY CASH ON EXERCISE OF AN OPTION           11
12.  EMPLOYMENT AND SOCIAL TAXES                               11


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THE OCTEL CORP. NON EMPLOYEE DIRECTORS' STOCK OPTION PLAN

1.   DEFINITIONS


In this Plan, the following words and expressions shall, where the context so permits, have the meanings set forth below:


"ACQUIRING COMPANY"  the person mentioned in Rule 4.1, being a company within the meaning of Section 832 of the Act;

"ACQUISITION PRICE"  in relation to an Option, the total amount payable on any exercise being an amount equal to the relevant Share Price multiplied by the number of Shares in respect of which the Option is exercised;

"THE CODE"           the United States Internal Revenue Code of 1986 (as
                     amended);

"THE COMPANY"        save as provided in Rule 4.3, Octel Corp. a Delaware
                     corporation;

"DATE OF GRANT"      the date on which the Committee resolves to grant an
                     Option under the Plan pursuant to Rule 2;

"DEALING DAY"        a day on which the New York Stock Exchange is open for
                     business;

"THE COMMITTEE"      the Octel Corp. Compensation Committee;

"PARTICIPANT"        any person who is a non employee director at the Date of
                     Grant;

"GRANT PERIOD"       a period of 20 days beginning on the
                     Dealing Day following any of:

                     (1) a day on which the Company makes an announcement of its results for any year, quarter year or other period or issues any prospectus, listing particulars or other document containing equivalent information relating to Shares; or




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THE OCTEL CORP. NON EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                      (2) a day on which the Committee resolves to grant an
                          Option under the Plan pursuant to Rule 2;

 "OFFICE" office of appointment as non employee director of the Company;

"OPTION"              a right to acquire Shares pursuant to the Plan;

"OPTION CERTIFICATE"  a certificate issued under Rule 2.2;

"OPTION HOLDER"       a person to whom an Option has been granted (or, as the
                      context requires, his personal representatives);

"PARENT" any company which is a parent corporation of the Company within the meaning of Section 424(e) of the Code;

"THE PLAN"            the Octel Corp. Non Employee Directors' Stock Option
                      Plan in its present form, or as from time to time altered in accordance with the Rules;

"RULES" the Rules of the Plan and "RULE" shall be construed accordingly;

"SECURITIES ACT"      the United States Securities Act of 1933 as amended

"SHARE"               save as provided in Rule 4.3, a share in the Company;

"SHARE PRICE"         the price per Share, as determined by the Committee, at
                      which a Participant may acquire Shares in respect of which an Option has been granted to him, being not less than:

                      (1) $19.60 per share; or

                      (2) if greater and Shares are to be subscribed, the
                          nominal value of a Share, subject to any adjustment pursuant to Rule 7.1;

"SUBSIDIARY"          any company which is a subsidiary corporation within the
                      meaning of Section 424(f) of the Code;





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THE OCTEL CORP. NON EMPLOYEE DIRECTORS' STOCK OPTION PLAN

"U.S. PERSON"  has the meaning attributed by Rule 902(0) promulgated under the
               Securities Act;

























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THE OCTEL CORP. NON EMPLOYEE DIRECTORS' STOCK OPTION PLAN



References to any statutory provision are to that provision as amended or re-enacted from time to time, and, unless the context otherwise requires, words in the singular shall include the plural (and vice versa) and words importing the masculine the feminine (and vice versa).

2.   GRANT OF OPTIONS


     3.1  PROCEDURE FOR GRANT OF OPTIONS


     a Within a Grant Period, the Committee may, at its absolute discretion, grant Options under the Plan to Participants.

     b The Committee may adopt such procedure as it thinks fit for granting Options, whether by invitation to Participants to apply for Options or by granting Options without issuing invitations.

     3.2  REQUIREMENT TO ISSUE OPTION CERTIFICATE


     The Company shall issue to each Option Holder an Option Certificate which shall be in such form as the Committee shall from time to time determine. The Option Certificate shall include details of:

     a    the Date of Grant of the Option;

     b    the Share Price; and

     c    the number of Shares subject to the Option; and

     d any date or dates determined by the Committee, upon which the Option is first exercisable in whole and/or part and, where on any date only part is first exercisable, the number of Shares over which such partial exercise may be made.

     3.3  RIGHT TO DISCLAIM OPTION


     Each Participant to whom an Option is granted may by notice in writing within 30 days of the Date of Grant disclaim in whole or in part his rights under the Option in which case the Option shall for all purposes be deemed never to have been granted.

     3.4  OPTIONS MAY NOT BE TRANSFERRED


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THE OCTEL CORP. NON EMPLOYEE DIRECTORS' STOCK OPTION PLAN



     Subject to the rights of an Option Holder's personal representatives to exercise an Option as provided in Rule 3.3, every Option shall be personal to the Participant to whom it is granted and shall not be capable of being transferred, assigned or charged. Each Option Certificate shall carry a statement to this effect.

     3.5  MODIFIED TERMS AND CONDITIONS


     The Committee may determine that any Option granted under the Rules shall be subject to additional and/or modified terms and conditions relating to the grant and terms of exercise as may be necessary to comply with or take account of any securities, exchange control or taxation laws, regulations or practice of any territory which may have application to the relevant Participant, or Option Holder.

     3.6  ADDITIONAL REQUIREMENTS


     In exercising its discretion under Rule 2.5, the Committee may:

     a require an Option Holder to make such declarations or take such other action (if any) as may be required for the purpose of any securities, taxes or other laws of any territory which may be applicable to him at the Date of Grant or on exercise; and

     b adopt any supplemental rules or procedures governing the grant or exercise of Options as may be required for the purpose of any securities, tax or other laws of any territory which may be applicable to an Participant or Option Holder.

3.   RIGHTS OF EXERCISE

     4.1  EARLIEST DATE OF EXERCISE

     Save as provided in Rules 3.3, 3.4 and 4, an Option may not be exercised before whichever is the later of:

     a    1.1.2001; and

     b any date or dates which may have been specified in accordance with Rule 2.2 in the relevant Option Certificate;

     but in any event may not be exercised later than 31.12.2007.



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THE OCTEL CORP. NON EMPLOYEE DIRECTORS' STOCK OPTION PLAN




     4.2  REQUIREMENT TO REMAIN IN OFFICE

     Save as provided in Rules 3.3, 3.4 and 4, an Option may only be exercised by an Option Holder while he is a non employee director of the Company.

     4.3  DEATH OF OPTION HOLDER

     An Option may be exercised by the personal representatives of a deceased Option Holder during the period of one year following the date of death.

     4.4  RIGHT TO EXERCISE PREMATURELY

     Where an Option Holder ceases to hold Office with the Company on account of injury, ill health or disability Options will lapse and will only be exercisable at the absolute discretion of the Committee in which circumstances Options will be exercisable by the Option Holder within a period of one year following the date of termination of Office with the Company.

     4.5   LAPSE OF OPTIONS

     An Option shall lapse on the occurrence of the earliest of the following:

     a     the tenth anniversary of the Date of Grant; or


     b subject to Rule 4.3, the expiry of any of the applicable periods specified in Rules 3.3, 3.4, 4.1, and 4.2, but where an Option Holder dies while time is running under Rule 3.4, the Option shall not lapse until the expiry of the period in Rule 3.3; or

     c the date on which an Option Holder ceases to be a non employee director of the Company for any reason other than his death or those specified in Rule 3.4; or

     d the date on which a resolution is passed, or an order is made by the Court, for the compulsory winding-up of the Company; or

     e the date on which the Option Holder becomes bankrupt or does or attempts or omits to do anything as a result of which he is deprived of the legal or beneficial ownership of the Option.

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THE OCTEL CORP. NON EMPLOYEE DIRECTORS' STOCK OPTION PLAN




4.   TAKE-OVER, RECONSTRUCTION AND AMALGAMATION AND LIQUIDATION


     5.1  TAKE-OVER PURSUANT TO TENDER


     If any company ("THE ACQUIRING COMPANY") becomes a Parent of the Company as a result of making either a tender offer to acquire the whole of the Company's issued share capital (other than any shares already owned by the Acquiring Company or any Subsidiary of the Acquiring Company) and which is made on a condition that if it is satisfied the Acquiring Company will become the Parent, or a tender offer to acquire all the Shares in the Company which are of the same class as the Shares then an Option may be exercised within the period of six months of the date on which and any condition subject to which the offer is made is satisfied.

     5.2  VOLUNTARY WINDING UP OF THE COMPANY


     If a resolution is passed for the voluntary winding-up of the Company, an Option may be exercised during the period of six months starting on the commencement of such winding-up provided that any issue of shares pursuant to such exercise is authorised by the liquidator or the Court (if appropriate) upon the application of and at the sole cost and expense of the Option Holder.

     5.3  ROLLOVER OF OPTIONS


     Notwithstanding anything to the contrary in these Rules, where Rule 4.1, applies an Option Holder may, by agreement with the Acquiring Company and within the appropriate period release his Option under the Plan ("THE OLD OPTION") in consideration of the grant to him of a new Option ("THE NEW OPTION") which, is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company or some other company). With effect from the date of release references in Rules 3, 4, 5, 6, 7, 8, 9, and 10, (and, in relation to expressions used in those Rules, in Rule ) to "THE COMPANY" and "SHARES" shall, in relation to the New Option, be construed as references to the Acquiring Company and Shares in the Acquiring Company or that other company as the case may be.

     5.4  MEANING OF "APPROPRIATE PERIOD"


     For the purpose of Rule 4.3, the "APPROPRIATE PERIOD" is the period mentioned in Rule 4.1.

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THE OCTEL CORP. NON EMPLOYEE DIRECTORS' STOCK OPTION PLAN




5.   MANNER OF EXERCISE


     6.1  ACTIONS REQUIRED OF THE OPTION HOLDER


     An Option may be exercised, in whole or in part, by the delivery to the secretary of the Company, or his duly appointed agent, of an Option Certificate covering not less than all the Shares over which the Option is then to be exercised, with the notice of exercise in the prescribed form duly completed and signed by the Option Holder together with a remittance for the Acquisition Price payable in respect of the Shares over which the Option is to be exercised.

     6.2  ACTIONS REQUIRED OF THE COMPANY


     The relevant Shares shall be allotted or transferred (as the case may be) within 28 days following such delivery and, accordingly in cases where Shares are to be transferred, the Company shall use its best endeavours to ensure due transfer thereof. At the request of the Option Holder, the Shares may be allotted or transferred (as the case may be) to a nominee provided the Option Holder has beneficial ownership of the Shares at the time of such allotment or transfer.

     6.3  PARTIAL EXERCISE


     Where an Option is exercised in part the minimum number of shares which may be exercised is 100 Shares and the Company shall issue a balancing Option Certificate to the Option Holder.

6.   ISSUE OF SHARES


     7.1  RANKING OF SHARES


     All Shares issued pursuant to the exercise of Options under the Plan shall as to voting, dividend, transfer and other rights (including those arising on a liquidation) rank pari passu in all respects with the Shares then in issue, except that they shall not rank for any dividend or other rights declared by reference to a record date preceding the date of such exercise.


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THE OCTEL CORP. NON EMPLOYEE DIRECTORS' STOCK OPTION PLAN




     7.2  ADMISSION TO THE NEW YORK STOCK EXCHANGE


     If and so long as the Shares are listed on the New York Stock Exchange the Company shall use its best endeavours to procure that as soon as practicable after the allotment of any Shares pursuant to the Plan application shall be made to the New York Stock Exchange for permission to deal in those Shares unless such application has already been made.

7.   ADJUSTMENTS


     8.1  GENERAL POWER OF ADJUSTMENT


     The number of Shares over which an Option is granted and the Share Price thereof may be adjusted in such manner as the Committee shall determine following any capitalisation issue, subdivision, consolidation or reduction of share capital and in respect of any discount element in any rights issue or other variation of share capital to the intent that (as nearly as may be possible without involving fractions of a Share or a Share Price calculated to more than two places of decimals) the Acquisition Price payable in respect of an Option shall remain unchanged PROVIDED that, save as provided in Rule 7.2, no adjustment made pursuant to this Rule 7.1 shall have the effect of reducing the Share Price below the par value of a Share.

     8.2  REQUIREMENT TO CAPITALISE RESERVES


     Any adjustment made to the Share Price of unissued Shares which would have the effect of reducing the Share Price to less than the par value of the Share shall only be made if and to the extent that the Committee is authorised to capitalise from the reserves of the Company a sum equal to the amount by which the par value of the Shares in respect of which the Option is exercisable exceeds the adjusted Share Price. The Committee may apply such sum in paying up such amount on such Shares so that on the exercise of any Option in respect of which such a reduction shall have been made, the Committee shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.

     8.3  NOTIFICATION OF OPTION HOLDERS


     The Committee may take such steps as it may consider necessary to notify Option Holders of any adjustments made under Rule 7.1 and to call in, cancel, endorse,

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THE OCTEL CORP. NON EMPLOYEE DIRECTORS' STOCK OPTION PLAN



     issue or re-issue any Option Certificate consequent upon such adjustment.

8.   ADMINISTRATION


     9.1  DELIVERY OF NOTICES OR DOCUMENTS


     Notices or documents required to be given to an Participant or to an Option Holder shall either be delivered to him by hand or sent to him by post at his last known home or business address according to the information provided by him. Notices sent by post shall be deemed to have been given on the day following the date of posting.

     9.2  COPIES OF SHAREHOLDER COMMUNICATIONS


     The Company may distribute to Option Holders copies of any notice or document sent by the Company to its shareholders generally.

     9.3  MAINTENANCE OF UNISSUED SHARE CAPITAL


     The Company shall at all times either keep available sufficient unissued Shares to satisfy the exercise of all Options which have neither lapsed nor been exercised (taking account of any other obligations of the Company to allot unissued Shares) or shall ensure that sufficient issued Shares will be available to satisfy the exercise of such Options.

     9.4  COMMITTEE'S POWER TO ADMINISTER PLAN


     The Committee may make such regulations for the administration of the Plan as it deems fit, provided that no regulation shall be valid to the extent it is inconsistent with the Rules.

     9.5  COMMITTEE'S DECISIONS ARE FINAL AND CONCLUSIVE


     The decision of the Committee in any dispute relating to an Option, or the due exercise thereof, or any other matter in respect of the Plan, shall be final and conclusive.

     9.6  COSTS OF ADMINISTERING PLAN

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THE OCTEL CORP. NON EMPLOYEE DIRECTORS' STOCK OPTION PLAN




     The costs of introducing and administering the Plan shall be borne by the Company.

9.   ALTERATIONS


     10.1  POWER TO ALTER RULES


     Subject to Rule 9.2, the Committee may in its discretion alter the Rules.

     10.2  ALTERATION WHICH AFFECTS SUBSISTING RIGHTS OF OPTION HOLDERS


     No alteration may be made which would abrogate or adversely affect the subsisting rights of Option Holders.

     10.3  NOTIFICATION TO OPTION HOLDERS


     Written notice of any amendment made in accordance with this Rule 9 shall be given to all Option Holders.

10.  GENERAL


     11.1 TERMINATION OF THE PLAN


     The Plan shall terminate on the tenth anniversary of the date on which it is approved by the Company in general meeting or at any earlier time by the passing of a resolution by the Committee. Termination of the Plan shall be without prejudice to the subsisting rights of Option Holders.

     11.2 NO COMPENSATION FOR LOSS OF OPTION RIGHTS


     If an Option Holder shall cease for any reason to be in the employment of a Member of the Group, he shall not be entitled, by way of compensation for loss of office or otherwise howsoever, to any sum or any benefit to compensate him for the loss of any right or benefit accrued or in prospect under the Plan.

     11.3 GOVERNING LAW




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THE OCTEL CORP. NON EMPLOYEE DIRECTORS' STOCK OPTION PLAN




     This Plan and all Options shall be governed by and construed in accordance with English law.

11.  DISCRETION TO PAY CASH ON EXERCISE OF AN OPTION


If an Option Holder exercises an Option the Committee may in lieu of allotting or procuring the transfer of Shares in accordance with Rule 5.2 pay to such Option Holder a cash sum equal to the amount by which the value of the Shares in respect of which the notice of exercise was given (calculated as the average of the middle market quotations on the New York Stock Exchange for the three Dealing Days prior to the date of exercise) exceeds the Acquisition Price of those Shares.

If payment is made pursuant to this Rule to an Option Holder, he shall have no further rights in respect of the Shares for which the notice of exercise was given. The Company may make any deductions in respect of such payment which it is required to make under the laws of any territory which laws are applicable to the Option Holder and the Company.

12.  EMPLOYMENT AND SOCIAL TAXES


The Option Holder shall indemnify the Company against any tax arising in respect of the exercise of the Option which is a liability of the Option Holder but for which the Company is required to account under the laws of any relevant territory. The Company may recover the tax from the Option Holder in such manner as the Committee thinks fit including (but without prejudice to the generality of the foregoing):-

a    withholding shares when the Option is exercised and selling the same;

b    deducting the necessary amount from the Option Holder's fees; or

c requiring the Option Holder to account directly to such company for such tax.


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